U. S. SECURITIES AND EXCHANGE COMMISSION

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DYNASIL CORPORATION OF AMERICA

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DYNASIL CORPORATION OF AMERICA

313 Washington Street, Suite 403

Newton, MA 02458

(617) 668-6855

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 10:00 AM,

ON FEBRUARY 26, 2015

To the Stockholders of Dynasil Corporation of America:

The annual meeting of stockholders of Dynasil Corporation of America (the “Company”), a Delaware corporation, will be held at the offices of Radiation Monitoring Devices, Inc. at 44 Hunt Street, Watertown, Massachusetts 02472 on February 26, 2015 beginning at 10:00 A.M. local time. At the meeting, stockholders will act upon the following matters:

(1) Election of seven (7) Directors, each for a term of one year;

(2) Ratification of appointment of McGladrey LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2015;

(3) Advisory vote regarding executive compensation; and

(4) Any other matters that properly come before the meeting.

Stockholders of record at the close of business on December 29, 2014 are entitled to vote at the meeting or any postponement or adjournment thereof.

The accompanying form of proxy is solicited by the Board of Directors of the Company.

Stockholders (whether they own one or many shares and whether they expect to attend the annual meeting or not) are requested to vote, sign, date and promptly return the accompanying proxy in the enclosed self-addressed stamped envelope. A proxy may be revoked at any time prior to its exercise (a) by notifying the Secretary of the Company in writing, (b) by delivering a duly executed proxy bearing a later date, or (c) by attending the annual meeting and voting in person.

By order of the Board of Directors:

Patricia M. Kehe, Corporate Secretary
January 12, 2015
Newton, Massachusetts

DYNASIL CORPORATION OF AMERICA

313 Washington Street, Suite 403

Newton, MA 02458

(617) 668-6855

PROXY STATEMENT

INFORMATION CONCERNING THE PROXY SOLICITATION

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on February 26, 2015:

This proxy statement and the Annual Report are available to the Company’s stockholders electronically via the Internet at

http://dynasil.investorroom.com/annual_reports_-_proxy

This proxy statement contains information related to the annual meeting of stockholders of Dynasil Corporation of America (“Dynasil” or the “Company”) to be held on Thursday, February 26, 2015, at 10:00 A.M., local time, at the offices of Radiation Monitoring Devices, Inc. at 44 Hunt Street, Watertown, MA, and at any adjournment or postponement thereof. The mailing date for this proxy statement, along with the proxy form and 10-K annual report, is on or about January 16, 2015.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, a proposal to approve the compensation of the Company’s executive officers and ratification of the Company's independent registered public accounting firm. In addition, the Company's management will report on the performance of the Company during fiscal year 2014 and respond to questions from stockholders.

Who is entitled to vote?

Stockholders of record at the close of business on the record date, December 29, 2014, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. If your shares are held in “street name” in a brokerage account or by a bank or other holder of record, you are considered the beneficial owner of those shares. As a beneficial owner, you may direct your broker or other holder of record on how to vote your owned shares by following their instructions.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

Please note that if you hold your shares in "street name" (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement or similar document or record reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the transaction of business at the meeting. As of the record date, 16,362,200 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions, votes withheld and broker non-votes will be counted for purposes of determining if a quorum is present at the meeting.

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How do I vote?

You may vote your shares held of record either by attending the meeting and voting in person or by proxy. For vote counting purposes, we encourage you to mail your proxy in advance of the meeting, even if you plan to attend in person. To vote in person, you must attend the meeting and bring your proxy card, as received from the Company or from your brokerage house. You do not need to register in advance to attend the meeting. If you choose to vote by proxy, you must complete and properly sign the accompanying proxy card and return it to the Company in the enclosed postage prepaid envelope. If you vote by mail and your proxy card is received in time for voting and not revoked, it will be voted in accordance with your instructions. If no instructions are indicated, the shares represented by the proxy card will be voted by the proxy holders:

•          FOR the election of the director nominees named herein;

•          FOR the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015;

•          FOR approval of the compensation of the Company’s named executive officers;

•          in accordance with the judgment of the proxy holders named on the proxy card as to any other matter that is properly brought before the meeting, or any adjournments or postponements thereof.

"Street name" stockholders who wish to vote at the meeting will need to make arrangements with their broker, bank or other nominee in advance of the meeting to vote their shares in person.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What vote is required to approve each item?

Election of directors. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Accordingly, a “WITHHOLD AUTHORITY” will have the effect of a negative vote.

Ratification of independent registered public accounting firm. The affirmative vote of a majority of the shares cast at the meeting is required to ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015. A properly executed proxy marked "ABSTAIN" with respect to this matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of this matter.

Advisory vote on executive compensation. The affirmative vote of a majority of the shares cast at the meeting is required to approve, on a non-binding basis, the compensation of the Company’s named executive officers. A properly executed proxy marked "ABSTAIN" with respect to this matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of this matter.

If you hold your shares in "street name" through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to the election of directors. Thus, if you do not give your broker or nominee specific instructions, your shares will not be voted on that proposal and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

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STOCK OWNERSHIP

Who are the largest owners of the Company's common stock?

As of December 29, 2014, Dr. Gerald Entine, the former owner of the Company’s RMD subsidiary, owned 21.00% of the outstanding shares of the Company’s common stock and Mr. Craig Dunham, a director and former CEO and President of the Company, owned 12.04% of the outstanding shares of the Company’s common stock. See the table and notes below.

How many shares of stock do the Company's directors and executive officers own?

The following table and notes set forth the beneficial ownership of the common stock of the Company as of December 29, 2014, by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director, nominee for director and named executive officer, and by all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or dispositive power with respect to the securities. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and dispositive power with respect to their shares of our common stock, except to the extent authority is shared by spouses under applicable law. Except as otherwise indicated, the address of each beneficial holder is c/o Dynasil Corporation of America, 313 Washington Street, Suite 403, Newton, Massachusetts 02458.

Title	Name and Address	No. of Shares and nature of	Percent of
of Class	Of Beneficial Owner	Beneficial Ownership(1)	Class
Common	Gerald Entine (2), 100 Belvidere St. #10B, Boston, MA 02199	3,434,325	20.99%
Common	Craig Dunham (3)	1,971,572	12.05%
Common	Peter Sulick (6)	1,266,660	7.74%
Common	David Kronfeld	141,262	*
Common	Lawrence Fox (5),(6)	126,992	*
Common	Michael Joyner, M.D. (6)	120,525	*
Common	Thomas Leonard (4)	100,000	*
Common	William Hagan (2),(6)	89,905	*
Common	Alan Levine	48,216	*
	All Officers and Directors as a Group (1)	3,865,132	23.62%

* Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1) The numbers and percentages shown include shares of common stock that the identified person has a right to acquire within 60 days of December 29, 2014. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage share of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage share of common stock owned by any other stockholders. The number of shares outstanding on December 29, 2014 was 16,362,200.

(2) Includes shares held in the name of his family trust of which he is a trustee.

(3) Includes 1,000,000 shares of common stock held by the Dunham Family Limited Liability Company of which Mr. Dunham is the sole managing member.

(4) Includes 50,000 shares of restricted stock that vest annually in 25,000 share increments through January 14, 2016.

(5) Includes options to purchase 21,980 shares of the Company’s common stock at $3.03 per share.

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(6) Mr. Sulick and family, Mr. Fox, Dr. Joyner, and Dr. Hagan hold convertible promissory notes of Xcede Technologies, Inc., a majority-owned subsidiary of the Company, in the principal amounts of $350,000, $100,000, $35,000 and $25,000, respectively. The convertible promissory notes may be converted into capital stock of Xcede. See “Related Party Transactions” for more information.

EXECUTIVE OFFICERS

Set forth below is a list of our current executive officers.

Name	Age	Position
Peter Sulick	64	Chairman of the Board, CEO and President
Thomas Leonard	60	Chief Financial Officer

None of the directors and executive officers listed in this proxy statement are related by blood, marriage, or adoption.

Below is a description of the business experience of Mr. Leonard. Mr. Sulick’s business experience is described in the section entitled “Election of Directors.”

Thomas A. Leonard, 60, joined the Company on January 14, 2013 and has served as its Chief Financial Officer since February 4, 2013. Most recently, Mr. Leonard served as Chief Financial Officer for Pennichuck Corp., a publicly traded water utility company, from 2008 until 2012. He served as Vice President of CRA International from 2006 to 2008 and as Managing Director for Huron Consulting Group from 2002 to 2006. From 1987 to 2002, Mr. Leonard held positions of increasing responsibility at Arthur Andersen LLP, ending his time there as Partner in Charge of Audit Division. Mr. Leonard is a Certified Public Accountant and has a B.A. in Accounting.

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PROPOSAL 1

ELECTION OF DIRECTORS

As of the date of the annual meeting of stockholders, the number of members of the Board of Directors is fixed at seven (7) members. The seven (7) directors set forth below are standing for re-election to hold office subject to the provisions of the Company’s by-laws until the next Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. All of the directors nominated for election at the annual meeting were recommended for nomination to the Board of Directors by the Nominating and Corporate Governance Committee. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The following table sets forth the name, age, position with the Company and respective director service dates of each person who has been nominated to be a director of the Company:

		Position(s)
Nominee for Director	Age	With the Company	Director Since

Mr. Craig Dunham	58	Director	2004

Mr. Lawrence Fox	71	Director	2011

Dr. William Hagan	63	Lead Director	2012

Dr. Michael Joyner	56	Director	2010

Mr. David Kronfeld	67	Director	2010

Mr. Alan Levine	71	Director	2013

Mr. Peter Sulick	64	Chairman, CEO & President	2008

Each nominee listed above has consented to his nomination and is expected to stand for election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE.

Business Experience and Qualifications of the Directors and Director Nominees

Craig Dunham, 58, Director, invested in Dynasil and then joined the Company in October 2004 as President, CEO and a director. In May of 2011, Mr. Dunham retired from his management role at Dynasil and, subsequently, began serving as CEO of Applied Pulsed Power Inc., a pulsed power components and systems company near Ithaca, NY. Prior to joining Dynasil, he spent about one year partnering with a private equity group to pursue acquisitions of mid-market manufacturing companies. From 2000 to 2003, he was Vice President/General Manager of the Tubular Division at Kimble Glass Corporation. From 1979 to 2000, he held progressively increasing leadership responsibilities at Corning Incorporated in manufacturing, engineering, commercial and general management positions. At Corning, he delivered results in various glass and ceramics businesses including optics and photonics businesses. Since May of 2014, Mr. Dunham has served as a consultant to the Board of Directors of LightPath Technologies (NASDAQ:LPTH). Mr. Dunham earned a B.S. in Mechanical Engineering and an M.B.A. from Cornell University. Mr. Dunham brings to the Board and Audit Committee executive leadership, operations and management experience, business acumen, optics/photonics market knowledge and knowledge of the acquisitions process.

Lawrence Fox, 71, Director, has been a member of the Board since February 2011. Mr. Fox has served as a partner since 1976 and is former managing partner of Drinker Biddle & Reath LLP, where he specializes in securities and general commercial litigation and the counseling of law firms. Currently, he is a visiting lecturer of law and the Crawford Lecturer at Yale Law School. From 2007 to 2010 he was a lecturer on law at Harvard Law School.  He was the I. Grant Irey, Jr. adjunct professor at Penn Law School from 2000-2008. He is the author of a long list of articles that have appeared in regional and national publications, covering a wide variety of subjects with particular emphasis on ethical issues and has written numerous book chapters relating to internal investigations, sanctions, expert witnesses and other topics. Mr. Fox currently serves as a director for Aberdeen The Chile Fund, Inc., Aberdeen The First Israel Fund, Inc., Aberdeen The Indonesia Fund, Inc., Aberdeen The Latin America Equity Fund, Inc., Credit Suisse High Yield Bond Fund, Inc. and Credit Suisse Asset Management Income Fund, Inc. He has a B.A. degree from the University of Pennsylvania and a LLB from the University of Pennsylvania Law School. Mr. Fox brings extensive legal and corporate governance experience to the Board from his legal experience and previous Board positions which significantly expands the Board’s depth of corporate governance experience through his participation as chairman of the Nominating and Corporate Governance Committee and on the Audit Committee.

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William Hagan, Ph.D., 63, Director, joined the Board of Directors in July, 2012. Since December of 2011, Dr. Hagan has served as the President of Hagan & Associates LLC. Prior to assuming that role, Dr. Hagan was the Acting Director of the Department of Homeland Security’s Domestic Nuclear Detection Office (DNDO) reporting to the Secretary of Homeland Security from December of 2009 until August of 2010. Before serving as Acting Director, Dr. Hagan was the DNDO’s Acting Deputy Director and Assistant Director for the Transformational and Applied Research Directorate during four years of service at DNDO. Prior to the DNDO, Dr. Hagan was a Senior Vice President at Science Applications International Corporation (SAIC). During a 30-year career at SAIC, his areas of emphasis included nuclear technology, telecommunications, optics, transportation, system integration, and technology assessments. Business roles included group leadership, mergers and acquisitions, venture capital investment, and business development. Dr. Hagan received a bachelor’s degree in Engineering Physics, a master’s degree in Physics, and a master’s degree in Nuclear Engineering from the University of Illinois at Urbana. He received his Ph.D. in Physics from the University of California at San Diego. Dr. Hagan brings a combination of experience in and understanding of commercial, government, and high technology business to his role on the Board and as chairman of the Compensation Committee.

Michael Joyner, M.D., 56, Director, has been a member of the Board since February, 2010. Dr. Joyner is a consultant in the Department of Anesthesiology at the Mayo Clinic in Rochester, MN, where has worked since 1987. From 1987-93 he was a resident and research fellow. In 1993, he was appointed Assistant Professor with promotion to Associate Professor in 1996 and Full Professor in 1999. Dr. Joyner is recognized with the distinction of the the Frank R. and Shari Caywood named Professorship (2009) and in 2010 he was named a Distinguished Investigator of the Mayo Clinic. From 2006-2010 he was Deputy Director for Research and Vice Dean at Mayo. He received his undergraduate (1981) and medical degrees (1987) from the University of Arizona and his research lab has been funded continuously by the NIH since the early 1990s. He holds editorial positions for medical journals, served as an NIH, NASA and DOD grant reviewer, and he has received numerous national and international awards for his work on muscle blood flow and human physiology including a Fulbright Fellowship in 2011. A number of Dr. Joyner's former fellows now direct independent research programs in the United States, Canada, Europe and Japan. Dr. Joyner brings expertise on medical products, government contracts and the operations of some of our medical customers, as well as leadership experience at the Mayo Clinic and he serves on the Company’s Compensation and Nominating and Corporate Governance Committees.

David Kronfeld, 67, Director, has been a member of the board since February, 2010. Mr. Kronfeld founded JK&B Capital (JK&B) in 1996, a venture capital firm focused in the software, information technology and communications markets with over $1.1 billion of cumulative capital under management, where he continues to work. Mr. Kronfeld is an experienced venture capital investor and telecommunications industry executive with over 30 years of experience. Prior to forming JK&B, Mr. Kronfeld was a General Partner at Boston Capital Ventures (BCV) where he focused on making venture capital investments in telecommunications and software companies. Before joining BCV, Mr. Kronfeld was Vice President of Acquisitions and Venture Investments with Ameritech where he was responsible for directing venture capital investments in a broad array of telecommunications-related companies and all of Ameritech's mergers and acquisitions activities. In addition, Mr. Kronfeld was a Senior Manager at Booz Allen & Hamilton and a Systems Analyst at Electronic Data Systems (E.D.S.). He has served on four public company boards, thirty private company boards, and currently sits on the board of directors of NeuLion, Inc. and Pharma Two B LTD. Mr. Kronfeld earned a Bachelor of Science in Electrical Engineering with high honors and a Master of Science in Computer Science from Stevens Institute of Technology, and a Master of Business Administration from The Wharton School of Business. Mr. Kronfeld brings extensive venture capital experience in evaluating opportunities and managing portfolio businesses as well as multiple Board experiences which enable him to contribute to the Company’s Compensation and Nominating and Corporate Governance Committees.

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Alan Levine, 71, Director, Audit Committee Chairman and the Audit Committee Financial Expert, joined the Board of Directors in May of 2013. Mr. Levine was Vice President and Chief Financial Officer of the Graduate Management Admission Council from 2007 to 2011. From 1998 to 2007, Mr. Levine served in a number of Chief Financial Officer and Financial Consultant roles, largely in technology-based companies. Mr. Levine was a Partner with Ernst & Young LLP from 1986 to 1998. Prior to serving as a Partner, Mr. Levine was an Audit Principal, Audit Manager and Audit Senior during twenty-four years with Ernst & Young. His areas of business expertise include entrepreneurial services, venture capital financing, initial public offerings and accounting and financial education. He currently serves as a director and Audit Committee member for RBC Bearings Incorporated and Magnetek, Inc. Mr. Levine received his Master of Accounting from the University of Arizona and a Bachelor of Arts from the University of Vermont. Mr. Levine was a Certified Public Accountant for 30 years. Mr. Levine brings to the Board and Audit Committee extensive demonstrated expert knowledge and experience in corporate governance, business, accounting and finance in a public company setting.

Peter Sulick, 64, Chairman, CEO and President, joined the Board in June of 2008. Mr. Sulick is currently President and CEO of AmeriSite, LLC, a family-owned real estate development and investment company, which he founded in 1998. Mr. Sulick is on the board of Prism Microwave, Inc. which provides RF conditioning products for the mobile wireless infrastructure industry. Prism was founded in 2008 and Mr. Sulick became Chairman of the Board in June, 2009. He served as Prism CEO from February 2011 until June 2012, when he became Executive Chairman, a role he relinquished in November, 2013. Mr. Sulick's business background includes the founding of Independence Broadcasting Corporation, PowerFone Inc., SSPCS Corp. and AmeriSite, LLC. From 1985 until 2002, Mr. Sulick founded and led telecommunications companies that were later acquired by Nextel and T-Mobile and various radio broadcasting companies. In the early part of his career, Mr. Sulick was a principal financial officer for Cablevision Systems and has also held several senior-level financial positions at the Communications Operations Group of ITT. He began his career in the audit department at Arthur Andersen & Co, in New York City following graduate school. He is a certified public accountant who earned his MBA in finance from the University of Massachusetts and a B.S. in Business Administration from The Citadel. Mr. Sulick brings to the Board entrepreneurial skills, executive leadership and business and financial acumen to serve as Chairman and in his role as CEO and President.

Directors’ Compensation

Each of our independent directors receives an annual retainer of $50,000, a minimum of 50% of which is required to be paid in the form of equity, with the remaining 50% being paid in cash or equity, in any ratio, at the director’s election. The Chairman and Audit Committee Chairman are paid additional annual cash retainers of $20,000 and $10,000, respectively, in recognition of the added responsibility associated with these positions. Our independent directors also receive reimbursement of out-of-pocket expenses incurred in attending Board and committee meetings.

Directors’ Compensation For Fiscal Year Ended September 30, 2014

	Fees Earned or Paid In
Name	Cash ($)	Stock Awards($)(1)	Total($)
Craig Dunham (2),(3)	25,833	10,417	36,250
Lawrence Fox (3)	-	50,000	50,000
William Hagan (3)	12,500	37,500	50,000
Michael Joyner, M.D. (3),(4)	15,000	35,000	50,000
David Kronfeld (3)	-	50,000	50,000
Alan Levine (3)	30,000	30,000	60,000
Peter Sulick (5)	-	-	-

(1) Represents the aggregate grant date fair value of the stock awards received by the director during fiscal 2014 determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 11 to our audited financial statements for the fiscal year ended September 30, 2014 included in our Annual Report on Form 10-K filed with the SEC on December 16, 2014.

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(2) Mr. Dunham was considered a Non-Independent, Non-Employee Director for the director compensation year beginning February 2014 until June 1, 2014. During this period, he was compensated in cash at the rate of $2,500 per Board meeting. His per meeting compensation in Fiscal Year 2014 included payment for the six board meetings in fiscal year 2014 and two in fiscal year 2013. On June 1, 2014, Mr. Dunham became an independent director and is now paid at the same rate as the other independent directors.

(3) For the director compensation year beginning February 2014, the six independent directors were asked to specify whether they wished to receive the equity portion of their director compensation and any equity portion of the electable 50% of their compensation in common stock grants or stock options. All six independent directors chose to receive their equity as quarterly stock grants. In regards to the 50% of their compensation for which Directors may elect cash or equity, Mr. Dunham and Mr. Levine elected to take this amount entirely in cash. Mr. Kronfeld and Mr. Fox elected to take the entire electable amount of their compensation in quarterly stock grants, Dr. Hagan elected to take one half of the amount in cash and the remainder in shares of common stock and Dr. Joyner elected to take two-thirds of the amount in cash and the remainder in shares of common stock. The quarterly stock grants for the director compensation year beginning February 2014 were made on February 1, 2014 at the grant date closing market price of $1.20, on May 1, 2014 at the grant date closing market price of $1.46, on August 1, 2014 at the grant date closing market price of $1.68 per share and on November 1, 2014 at the grant date closing market price of $1.36. Mr. Dunham’s first stock grant occurred when he became an independent member of the Board on June 1, 2014 at the grant date closing market price of $1.64.

(4) On November 25, 2013, Dr. Joyner was granted 16,129 options to purchase Xcede Technologies, Inc. common stock at the option price of $1.00 per share in recognition of his service as a member of the Xcede Board of Directors. Twenty-five percent (25%) of this option vested on November 25, 2014 and an additional 3.125% of the option will vest each month thereafter.

(5) In July of 2012, the Board of Directors determined that Mr. Sulick will receive no additional compensation for his Board service while he is serving as President and CEO.

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CORPORATE GOVERNANCE

Director Independence

The Board has determined that all directors and nominees for director, other than Mr. Sulick, are independent under the NASDAQ and SEC rules, based on information known to the Company and on the annual questionnaire completed by each director.

Board Leadership Structure

The Company has historically had different persons serving in the offices of Chairman of the Board and Chief Executive Officer (CEO), although it has no formal policy requiring that structure. As Mr. Sulick is currently serving both of these roles, Dr. Hagan serves as Lead Director. The responsibilities of the lead director include setting the Board's agenda in collaboration with the CEO, providing guidance to the CEO, acting as a regular communication channel between the Board and CEO, presiding over executive sessions of the Board to review the Company's performance and management effectiveness, coordinating the activities of the independent directors, reviewing the activities and effectiveness of the Board committees, and evaluating the need for any changes. The Board believes that having a separate Chairman or lead director allows the CEO to focus principally on managing the Company, which adds value to the Company’s senior management team and operating business units, enhances Board involvement and communications among the independent directors, and ensures consistent Board leadership during any CEO transition.

Board’s Role in Risk Oversight

The Company’s business involves many operational and financial risks, which management and the Board seek to mitigate through careful planning and execution. Assessing and managing risk is primarily the responsibility of the Company’s management. However, the Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors provides oversight by receiving reports from management in Board meetings and conference calls, as well as through periodic management reports. These include reports on the market environment and strategic situation, customer sales results and forecasts, availability of raw materials and components, product development, liquidity, and overall financial performance and forecasts. Board members have the opportunity to provide input and direction to management on managing risks on a current basis, either directly or through the Lead Director or Chairman. In order to ensure that longer term risks are also considered in a timely and consistent matter, each year the full Board reviews and approves a budget that is used by management throughout the year. The Chairman oversees the Company’s business activities, including its management of operational risks, between meetings of the Board. The Audit Committee has responsibility for overseeing the Company’s internal financial and accounting controls. As such, the Audit Committee regularly discusses with management and the Company’s independent registered public accounting firm the Company’s major financial and controls-related risk exposures and the steps that management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Company believes that Board leadership by an independent lead director or chairman enhances the Board’s ability to oversee the Company’s operational and financial risks.

Board Meetings

During the fiscal year ended September 30, 2014, the Board of Directors held a total of nine meetings. Mr. Dunham, Mr. Fox, Dr. Hagan, Mr. Levine and Mr. Sulick attended all fiscal year 2014 meetings. Dr. Joyner and Mr. Kronfeld were each excused from one meeting. The Board regularly holds sessions at which only independent directors are present, including a portion of each quarterly meeting. All Board members are expected to attend the annual meeting of stockholders, subject to special circumstances. All of the Board members attended the annual meeting of stockholders on February 13, 2014, although due to significantly inclement weather, with the exception of Mr. Sulick, all of the directors participated via conference call.

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Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, all the members of which are independent, as defined by Securities and Exchange Commission rules and NASDAQ listing standards, as applicable. Additionally, due to the participation of four of the directors in the financing of Xcede Technologies, Inc. (“Xcede”), the three directors who are not investors in Xcede, Mr. Dunham, Mr. Levine and Mr. Kronfeld were appointed to an Independent Xcede Committee, which is charged with independently representing the Company’s interests in any decisions involving the financing of Xcede. In addition to the meetings described below, the members of each committee communicate regularly amongst themselves and with management on Company matters.

Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee operates under a written charter that is available on the Company’s web site: http://dynasil.investorroom.com/corporate_governance.

Compensation Committee. The current members of the Compensation Committee are Dr. Hagan, Mr. Kronfeld and Dr. Joyner, with Dr. Hagan serving as the Chairman. The Compensation Committee is responsible for negotiating and approving salaries and employment agreements for officers of the Company. Current compensation practices are outlined in the Director Compensation and Executive Compensation sections of this proxy statement. There were two Compensation Committee meetings in fiscal year 2014 and each of the committee members attended both of those meetings.

Generally all executive officer and director compensation programs of the Company are subject to the review and approval of the Compensation Committee, which also reviews and determines the base salary and incentive compensation of the executive officers, as well as grants of equity compensation to all employees. The Chief Executive Officer provides a compensation recommendation for each executive officer (other than himself), which the Compensation Committee considers in making its decisions. Compensation decisions are made throughout the year as circumstances warrant. All compensation actions taken by the Compensation Committee are reported to the full Board of Directors, and certain actions are subject to the approval of the Board, excluding management directors. The Compensation Committee has used a compensation consultant to provide comparable market data as well as compensation advice in setting executive and director compensation and policies. The Compensation Committee also reviews and makes recommendations to the Board on director compensation and equity awards.

The Compensation Committee is composed of outside directors who are not officers or employees of the Company. The Board has determined that these directors are all independent under applicable NASDAQ and SEC rules.

Audit Committee. The current members of the Audit Committee are Mr. Fox, Mr. Dunham and Mr. Levine, with Mr. Levine serving as both Chairman and Audit Committee Financial Expert. Mr. Kronfeld was a member of the Audit Committee until June 1, 2014, at which time the Board determined that Mr. Dunham was a fully independent member of the Board, as he left his employment with the Company in May of 2011, and appointed Mr. Dunham the third member of the Audit Committee in place of Mr. Kronfeld. The Audit Committee is responsible for reviewing reports of the Company's financial results, audits, internal controls, and adherence to its Business Conduct Guidelines, compliance with federal procurement and other laws and regulations, and other matters. The Audit Committee recommends to the Board of Directors the selection of the Company's outside auditors, reviews their procedures for ensuring their independence with respect to the services performed for the Company and approves their compensation. There were six Audit Committee meetings in fiscal year 2014. Mr. Levine, Mr. Kronfeld and Mr. Dunham attended all meetings during their tenure on the committee. Mr. Fox was excused from one meeting.

The Audit Committee is composed of outside directors who are not officers or employees of the Company. The Board has determined that these directors are all independent under applicable NASDAQ and SEC rules.

Nominating and Corporate Governance Committee: The current members of the Nominating and Corporate Governance Committee are Mr. Fox, Mr. Kronfeld and Dr. Joyner, with Mr. Fox serving as the Chairman. Nominations for the February 26, 2015 annual stockholders meeting to which this proxy statement relates were developed by this committee and approved by the full Board on January 8, 2015. The Nominating and Corporate Governance Committee held two meetings in fiscal year 2014 and all members attended each of those meetings.

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Director Nominations

The Nominating and Corporate Governance Committee is responsible for (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and (ii) recommending to the Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. Director nominees are considered for recommendation by the Nominating and Corporate Governance Committee in accordance with the policies and principles in its charter and the criteria set forth in the Corporate Governance Guidelines, as outlined below. It is expected that the Nominating and Corporate Governance Committee will have direct input from the Chairman of the Board, the Chief Executive Officer and, if one is appointed, the Lead Director.

Criteria for Nomination as a Director

General Criteria

1.  Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.  Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

3.  Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

4.  Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

5.  Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

6.  Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

Application of Criteria to Existing Directors

The re-nomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Corporate Governance Committee shall consider the existing directors’ performance on the Board and any committee, which shall include consideration of the extent to which the directors undertook continuing director education.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

The Nominating and Corporate Governance Committee’s process for evaluating nominees for director, including nominees recommended by stockholders, is to consider their skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience, and other relevant criteria as they may contribute to the Company’s success. This evaluation is performed in light of the Committee’s views as to what skill set and other characteristics would most complement those of the current directors, including the diversity (principally, of education and backgrounds), age, skills and experience of the Board as a whole.

In order to recommend a candidate for consideration by the Nominating and Corporate Governance Committee, a stockholder must provide the Committee with the candidate's name, background and relationship with the proposing stockholder, a brief statement outlining the reasons the candidate would be an effective director of the Company and information relevant to the considerations described above. Such information should be sent to the Nominating and Corporate Governance Committee of Dynasil Corporation of America, 313 Washington Street, Suite 403, Newton, MA 02458; Attn: Corporate Secretary. The Nominating and Corporate Governance Committee may seek further information from or about the candidate, or the stockholder making the recommendation, including information about all business and other relationships between the candidate and the stockholder.

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REPORT OF THE AUDIT COMMITTEE OF DYNASIL CORPORATION OF AMERICA

December 4, 2014

To the Board of Directors of Dynasil Corporation of America:

We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended September 30, 2014.

We have discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board.

We have received and reviewed the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and have discussed with the independent accountants the accountants’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

By:	/s/ Alan Levine
Alan Levine, Chairman

By:	/s/ Lawrence Fox
Lawrence Fox

By:	/s/ Craig Dunham
Craig Dunham

Audit Committee
Dynasil Corporation of America

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EXECUTIVE COMPENSATION

Fiscal Year 2014 Summary Compensation Table

Name and Position	Year	Salary ($)	Bonus ($)		Stock Awards ($) (1)(2)	All Other Compensation ($)		Total ($)

Peter Sulick	2014	202,689	81,200	(3)	58,800	62,772	(4)	405,461
Chairman, President	2013	159,439	-		196,000	83,353	(5)	438,792
and CEO

Thomas Leonard	2014	191,375	37,000	(6)	-	-		228,375
Chief Financial Officer	2013	96,242	-		101,000	-		197,242

(1) Represents the aggregate grant date fair value of the restricted stock awards received by the executive officer during the year indicated, determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 11 to our audited financial statements for the fiscal year ended September 30, 2014 included in our Annual Report on Form 10-K filed with the SEC on December 16, 2014.

(2) Mr. Sulick’s stock awards in fiscal year 2014 represent a fully vested stock award of 40,000 shares issued on May 23, 2014 as a portion of a cash and stock bonus in recognition of his leadership through the Company’s fiscal year 2013 bank default. Mr. Sulick’s stock awards in fiscal year 2013 represent a fully vested stock award of 25,000 shares issued on January 1, 2013 as compensation for the role of Interim CEO and President, as well as a restricted stock award of 300,000 shares which was granted to him on June 10, 2013 and vests on the earlier of June 10, 2014 or the start date of a replacement CEO and President of the Company. Mr. Leonard’s stock award in fiscal year 2013 represent a stock award of 25,000 shares and a restricted stock award of 75,000 shares that were granted to him when he joined the Company on January 14, 2013. Mr. Leonard’s restricted stock vests annually in 25,000 share increments on his anniversary date through January 14, 2016.

(3) Salary amount in 2014 represents the sum of (i) the pro-rated portion of Mr. Sulick’s annual base salary of $159,439 in effect during the period from the beginning of fiscal year 2014 to May 31, 2014 and (ii) the pro-rated portion of his annual base salary of $300,000 in effect during the period from June 1, 2014 to the end of fiscal year 2014. See “Executive Officer Compensatory Arrangements” below.

(4) Amount consists of reimbursement for living expenses and local transportation costs while in the area of our corporate headquarters in Newton, Massachusetts and for air travel between Massachusetts and Mr. Sulick’s place of residency.

(5) Amount consists of director compensation in the form of stock awards for the period prior to his appointment as Interim CEO and President, as well as reimbursement for living expenses and local transportation costs while in the area of our corporate headquarters in Newton, Massachusetts and for air travel between Massachusetts and Mr. Sulick’s place of residency. In fiscal year 2013, we reimbursed Mr. Sulick $27,418 for the actual cost of such air travel.

(6) Salary amount in 2014 represents the sum of (i) the pro-rated portion of Mr. Leonard’s annual base salary of $185,000 in effect during the period from the beginning of fiscal year 2014 to January 16, 2014 and (ii) the pro-rated portion of his annual base salary of $194,000 in effect during the period from January 17, 2014 to the end of fiscal year 2014. See “Executive Officer Compensatory Arrangements” below.

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Executive Officer Compensatory Arrangements

Prior to 2014, Mr. Peter Sulick, our CEO and President, had an annual cash base salary of $159,439. In recognition of Mr. Sulick’s leadership through the Company’s recent bank default, which was resolved in May of 2014, the Board of Directors, on May 22, 2014, increased Mr. Sulick’s annual cash base salary to $300,000, effective as of June 1, 2014. Additionally, Mr. Sulick was paid a one-time bonus totaling $140,000 in compensation, which included 40,000 shares, valued at $58,800, of the Company’s common stock under the Company’s 2010 Stock Incentive Plan, and $81,200 in cash.

On September 18, 2014, the Board of Directors named Mr. Sulick as the Company's CEO and President (he had been serving as the Company’s Interim CEO and Interim President since July of 2012). In recognition of this change, the Board of Directors increased Mr. Sulick’s compensation as follows, effective as of the beginning of fiscal year 2015: In addition to his annual base cash salary of $300,000, Mr. Sulick's base pay was increased by a stock compensation component, consisting of quarterly stock awards of 20,000 shares each, which shall continue as long as he is employed as the Company's CEO and President. Additionally, Mr. Sulick has the opportunity to earn a performance bonus payable in stock and cash based on the achievement of quarterly performance goals and the Board of Directors’ periodic qualitative assessment of the Company's progress on its strategic objectives. Specifically, Mr. Sulick has the following bonus opportunity:

•	A target cash bonus equal to 25% of Mr. Sulick's current annual base cash salary. For fiscal year 2015, this target cash bonus equals $18,750 per quarter or $75,000 per year and is dependent on the achievement of quarterly target cash bonus performance criteria. If performance exceeds target goals by specified amounts, this cash bonus opportunity is increased to $25,313 per quarter or $101,250 per year; and

•	A stock bonus consisting of 20,000 shares per quarter, for an aggregate of 80,000 shares per year, depending on the achievement of quarterly stock bonus performance criteria.

Cash and stock bonus amounts are payable quarterly following the achievement of quarterly performance goals. Actual amounts payable to Mr. Sulick will be determined by the number of quarters in which the performance goals are met and, in the case of the cash bonus, the extent to which the target performance goals are exceeded. All shares described above shall be issued from the Company's 2010 Stock Incentive Plan.

When Mr. Thomas Leonard joined the Company as Chief Financial Officer in January of 2013, his annual base salary, which is subject to periodic review and adjustment, was $185,000. On January 17, 2014, Mr. Leonard’s base salary was adjusted to $194,000. For fiscal year 2015, Mr. Leonard’s base salary was increased to $202,730. Additionally, Mr. Leonard is eligible to earn an annual cash performance bonus of up to twenty (20%) percent of his base salary. On January 14, 2013, Mr. Leonard was granted a time-vested restricted stock award of 100,000 shares of the Company’s stock. The shares in this grant will vest in four equal annual increments, beginning with the grant date, provided that he is employed with the Company continuously through the applicable vesting date. Mr. Leonard’s Employment Letter specifies that his employment is at-will employment. If Mr. Leonard is terminated without Cause, and provided he first deliver to the Company an irrevocable separation agreement, he will be entitled to a severance payment of (i) three months of his then-current base salary if the termination occurs between ninety (90) days and 18 months after January 14, 2013; or (ii) six months of his then-current base salary if the severance occurs after 18 months from his date of employment. Mr. Leonard is also eligible to participate in the Company’s standard employee benefit programs at the corporate office location, including medical, dental, life and disability insurance and participation in a 401K plan. Mr. Leonard is also subject to certain non-solicitation covenants for twelve months following termination of employment and non-competition covenants for six months following termination of employment in accordance with Dynasil’s standard executive arrangements.

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Outstanding Equity Awards at Fiscal 2014 Year-End

	Option Awards				Stock Awards
	Number of Securities				Number of	Market Value of
	Underlying Unexercised		Option	Option	Shares or Units of	Shares or Units of
	Options (#)		Exercise	Expiration	Stock That Have	Stock That Have
Name	Exercisable	Unexercisable	Price	Date	Not Vested (#)	Not Vested ($)(1)

Peter Sulick	275,000	—	$4.00	10/12/2014	—	—

Thomas Leonard	—	—			50,000	77,500

(1)	Calculated by multiplying the number of shares of restricted stock by the closing price of Dynasil’s common stock on the NASDAQ Capital Market on September 30, 2014 ($1.55).

Option Grants in Last Fiscal Year

During the year ended September 30, 2014, no stock options were granted.

Related Party Transactions

During the years ended September 30, 2014 and 2013, building lease payments of $906,000 and $880,000, respectively, were paid to Charles River Realty, dba Bachrach, Inc., which is owned by Gerald Entine and family. Dr. Entine is a former director and employee of the Company, as well as a greater than 5% beneficial owner of the Company’s stock. On December 6, 2012, the Company (Lessee), through its wholly-owned subsidiaries, Dynasil Products and RMD, entered into an Omnibus Amendment (the “Amendment”) to Leases for two leases with Charles River Realty, d/b/a Bachrach, Inc. As a result of the Amendment, the leases, which were scheduled to expire June 30, 2013, became month-to-month tenancies and will continue until terminated by either the Lessor or the Lessee. Such month-to-month tenancies may be terminated by Lessor upon not less than three years' prior written notice to Lessee and may be terminated by Lessee upon not less than six months' prior written notice to Lessor. Additionally, the monthly base rent applicable to Dynasil Products was set at its current rate of $14,938 and the monthly base rent applicable to RMD was set at its current rate of $58,935, with both amounts subject to an annual 4% increase on July 1.

Dr. William Hagan provides consulting services to RMD through his consulting company, Hagan & Associates LLC (“H&A”). During the years ended September 30, 2014 and 2013, H&A was paid approximately $13,000 and $36,000, respectively, in fees. This consulting arrangement is expected to continue into the future.

In fiscal years 2013 and 2012, the Company was awarded grants from the National Institutes of Health and the Department of Defense to develop new and improved monitors to detect blood loss and potentially fatal hemorrhage in trauma victims. The Company has used the Mayo Clinic in Rochester, MN as its primary subcontractor to conduct animal and human trials with respect to these grants. Dr. Michael J. Joyner of the Mayo Clinic is a co-investigator under these grants. He is also a member of the Company's Board of Directors. In fiscal years 2014 and 2013, the Mayo Clinic received approximately $500 and $35,000, respectively, under these grants. A small fraction of Dr. Joyner’s Mayo salary is charged to these grants. The subcontract awards to, and the work performed by, the Mayo Clinic are administered by the Mayo Foundation for Medical Education and Research and adheres to the approval and conflicts-of-interest policies of both the Mayo Clinic and the Company.

In October, 2013, the Company’s subsidiary, Dynasil Biomedical, formed Xcede Technologies, Inc., a joint venture with Mayo Clinic, to spin out and separately fund the development of its tissue sealant technology. Mr. Sulick and family members, Mr. Fox, Dr. Joyner, Dr. Hagan and Dr. Entine’s Family Trust, invested $350,000, $100,000, $35,000, $25,000 and $100,000, respectively, in Xcede and were issued convertible promissory notes in those original principal amounts which accrue interest at the rate of 5% per annum. The notes are demand notes maturing on June 30, 2015 unless previously converted based on a 20% discount to an Xcede equity raise equal to at least $3.0 million or, at the option of the holder, into common stock based on a $5.0 million valuation. As of September 30, 2014, Mr. Sulick’s and his family’s notes are convertible into 249,941 shares, or 4.80%, Mr. Fox’s notes are convertible into 71,939 shares, or 1.38%, Dr. Joyner’s notes are convertible into 25,574 shares, or 0.49%, Dr. Hagan’s notes are convertible into 17,977 shares, or 0.35%, and Dr. Entine’s notes are convertible into 70,781 shares, or 1.36%, of Xcede’s outstanding common stock.

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Upon the closing of a capital stock financing, as defined, the outstanding principal amount of the notes plus all accrued but unpaid interest on the notes will be converted into shares of the same capital stock sold in the capital stock financing at a 20% discount to the price per share of that capital stock financing. Alternatively, at any time prior to a capital stock financing the note holders can convert at their option into common stock based on a $5 million valuation.

The intellectual property rights to certain of the technologies purchased by the Company in April 2011 when it established Dynasil Biomedical and acquired intellectual property assets from Dr. Daniel Ericson are jointly owned with the Mayo Clinic or persons affiliated with the Mayo Clinic. Specifically, Dynasil Biomedical's blood storage technology was invented by Dr. Daniel Ericson and Dr. Michael Joyner. Dr. Ericson assigned his ownership rights to such technology to Dynasil Biomedical and because Dr. Joyner is an employee of the Mayo Clinic his ownership rights in such technology are assigned to the Mayo Clinic. In April 2011, the Mayo Foundation for Medical Education and Research and Dynasil Biomedical entered into an Inter-Institutional Agreement, which sets forth the terms on which the parties may work together to seek to commercialize this technology.

Equity Compensation Plan Information

The Company adopted Stock Incentive Plans in 1996 and 1999 that permit, among other incentives, grants and options to officers, directors, employees and consultants to purchase up to 3,750,000 shares of the Company’s common stock. At the February 3, 2010 annual meeting, a new Stock Incentive Plan was adopted by the stockholders which permits up to 6,000,000 shares of the Company’s common stock to be issued through this plan. Options granted pursuant to the 2010 plan are exercisable at or above the common stock’s fair market value on the date of grant and generally vest over a three to five-year period.  At September 30, 2014, 3,862,843 shares of common stock were available for issuance under the 2010 plan and 61,782 stock options were outstanding, with exercise prices from $3.03 to $6.65. For the 2010 plan to date, options have been granted at exercise prices ranging from $3.58 to $7.32 per share.

At September 30, 2014, an additional 368,750 options were outstanding that were issued through the 1999 Stock Incentive Plan, ranging in exercise prices from $3.19 to $4.00.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights ( a )	Weighted-average exercise price of outstanding options, warrants and rights ( b )	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column ( a ))
Equity compensation plans approved by security holders	430,532	$3.94	4,017,486	(1)
Equity compensation plans not approved by security holders	none	none	none

(1) Includes 3,862,843 shares of common stock available for issuance in the 2010 Stock Incentive Plan and 154,643 shares of common stock available for issuance under the Amended and Restated Employee Stock Purchase Plan.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to the approval of the Company’s stockholders, the Audit Committee has decided that McGladrey LLP, which firm has been the independent registered public accounting firm of the Company for the fiscal years ended September 30, 2012, September 30, 2013 and September 30, 2014, should continue to be the independent registered public accounting firm of the Company. Although ratification by our stockholders is not required by our by-laws or otherwise, the Audit Committee believes that it is appropriate to seek stockholder ratification of this appointment in light of the critical role played by the independent registered public accounting firm. In the event this ratification is not received, the Audit Committee will reconsider the selection of McGladrey LLP. One or more representatives of McGladrey LLP will be available at the annual meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

Accountants Fees

McGladrey LLP was our independent registered public accounting firm for fiscal years 2014 and 2013. The fees we paid to McGladrey LLP in fiscal year 2014 and 2013 were as follows:

(a)   Audit Fees

The aggregated fees billed or to be billed by McGladrey LLP for professional services rendered for the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K for the year ended September 30, 2014, the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q during that fiscal year and out-of-pocket expenses are $242,501. The aggregated fees billed or to be billed by McGladrey LLP for professional services rendered for the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K for the year ended September 30, 2013, the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q during that fiscal year and out-of-pocket expenses are $240,840.

(b)  Audit Related Fees

Audit related fees of $13,500 for the fiscal year ended September 30, 2014 were related to due diligence services rendered by McGladrey LLP in connection with a potential acquisition. The Company incurred no “audit related” fees for professional services rendered by McGladrey LLP for the fiscal year ended September 30, 2013.

(c)   Tax Fees

During fiscal year 2014 and 2013, the Company incurred fees of $41,500 and $43,500, respectively, for professional services rendered by McGladrey LLP for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The Company incurred no fees for other services provided by McGladrey LLP during fiscal years 2014 and 2013, respectively.

(e) Pre-approval Policies and Procedures

The Board of Directors has adopted a pre-approval policy requiring that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  All auditor fees were pre-approved during fiscal years 2014 and 2013.

The affirmative vote of a majority of the shares cast at the meeting is required to ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015.

THE BOARD OF DIRECTORS RECOMMENDS A “VOTE” FOR RATIFICATION OF MCGLADREY LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2015.

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PROPOSAL 3

ADVISORY VOTE ON APPROVAL OF
COMPENSATION OF NAMED EXECUTIVE OFFICERS

This proposal, commonly known as “Say on Pay,” asks the stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as described under “Executive Compensation” on pages 13 to 15 of this proxy statement. The Company intends to submit its executive compensation to an advisory vote every two years, consistent with the advisory vote of the Company’s stockholders at the annual meeting of stockholders held on February 1, 2011.

The compensation paid to the Company’s named executive officers is intended to align their interests with the long-term interests of the Company’s stockholders and is based on a pay-for-performance philosophy. It is straightforward, consisting principally of salary, which must be competitive to retain the skills and experience of excellent employees, annual bonus to reward strong performance, and equity compensation to encourage long-term commitment and team performance. Not all elements may be provided every year, depending on the performance of the Company and the executive. The Board of Directors believes that the executives’ compensation met the Company’s goals and that it should be approved by the stockholders.

The vote solicited by this proposal is advisory and its outcome will not be binding on the Board of Directors nor require the Board of Directors to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board, or creating or implying any additional fiduciary duty of the Board of Directors. However, the Board of Directors expects to take into account the outcome of this vote when considering future executive compensation arrangements for the Company’s named executive officers.

The affirmative vote of a majority of the shares cast at the meeting is required to approve, on a non-binding basis, the compensation of the Company’s named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons owning more than 10% of the Company’s registered equity securities to file with the Securities and Exchange Commission reports of their initial ownership and of changes in their ownership of the Company’s equity securities and to provide the Company with copies of all Section 16(a) reports they file.

Based on a review of the reports filed by such persons with respect to the Company’s last fiscal year, the Company believes that all its executive officers and directors have complied with the Section 16(a) filing requirements.

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OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting of stockholders other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Stockholder Proposals for the Annual Meeting. Stockholders interested in submitting a proposal for consideration at the Company's annual meeting of stockholders in 2016 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion in the Company’s proxy materials for the annual meeting in 2016, stockholder proposals must be received by the Company's Corporate Secretary no later than September 18, 2015. A stockholder who wishes to make a proposal at the 2016 annual meeting, but does not wish to have the proposal included in the proxy statement for that meeting, must give notice of the proposal to us no later than December 2, 2015, in order for the notice to be considered timely under Rule 14a-4(c) of the SEC.

Stockholder Communications to the Board. Stockholders interested in communicating to the Dynasil Board of Directors may do so through the Dynasil website, www.Dynasil.com, by clicking on “Contact” and then “Request Information”. All communications from stockholders to Board members (other than communications soliciting the purchase of products and services) will be promptly relayed to the Board members to whom the communications are addressed.

Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By order of the Board of Directors:

Patricia M. Kehe, Corporate Secretary

January 12, 2015

Newton, Massachusetts

20

PROXY FORM	DYNASIL CORPORATION OF AMERICA	PROXY FORM

Annual Meeting of Stockholders - To Be Held February 26, 2015 at 10:00 AM local time at 44 Hunt Street, Watertown, MA.

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) PETER SULICK and THOMAS LEONARD or either of them, as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Dynasil Corporation of America that the undersigned would be entitled to cast if personally present at the Annual Meeting of Stockholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE BELOW LISTED PERSONS AS A DIRECTOR AND PROPOSALS TWO AND THREE.

Please date, sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on February 26, 2015:

This Proxy Statement and the Annual Report are available to the Company’s stockholders electronically via the Internet at http://dynasil.investorroom.com/annual_reports_-_proxy.

Director Nominees: (1) Craig Dunham, (2) Lawrence Fox, (3) William Hagan, (4) Michael Joyner, (5) David Kronfeld, (6) Alan Levine and (7) Peter Sulick

The Board of Directors Recommends a Vote For Each of the Directors Listed in Proposal One and For Proposals Two and Three:

(1)	ELECTION OF DIRECTORS: Craig Dunham, Lawrence Fox, William Hagan, Michael Joyner, David Kronfeld, Alan Levine, Peter Sulick

FOR ☐	WITHHOLD ☐	Withhold authority to vote for the individual ☐
all nominees (except as	authority to vote for all	nominees(s) identified in the space provided below
marked to the contrary)	nominees

	FOR	AGAINST	ABSTAIN
(2) To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year.	☐	☐	☐

(3) To approve, on an advisory basis, the Compensation of the Company’s Named Executive Officers.	☐	☐	☐

SIGNATURE	DATE	[name of shareholder 1]

SIGNATURE	DATE	[name of shareholder 2]
[address of shareholder]